Exhibit 10. 15


   ARTHUR J. BOURGEOIS, CPA
--------------------------------------------------------------------------------
                                                    1168 Amble Drive
                                                    Arden Hills, Minnesota 55112

                                                    Work phone - (612) 603-7709
                                                    Home phone - (612) 636-0725

February 10, 1998


Dr. Spiro G. Voglis
Image Sensing Systems, Inc.
1600 University Avenue W. Suite 500
St. Paul, MN 55104

Dear Spiro:

As requested, this letter offers my proposal to continue on as the Chief Financial Officer of Image Sensing Systems, Inc. for the period March 1 though August 31, 1998. I propose that I continue to provide the services that I am currently providing under the letter agreement dated February 24, 1997 as follows:

       Recurring monthly activities:
           Financial reporting
           Approving expenditures and signing checks
           Supervise all accounting activities

       Recurring quarterly activities:
           Prepare and file three quarterly SEC Forms 10-QSB
           Prepare four quarterly press releases
           Prepare three quarterly reports to shareholders & coordinate printing

       Recurring annual activities:
           Annual audit (meetings and working papers)
           Annual report to shareholders
           Annual report to SEC on Form 10-KSB
           Proxy filing
           Attend annual meeting
           Insurance review
           Budget preparation

ISS agrees to provide me with office, phone, fax, parking and all necessary tools and support that were provided to me as the full-time CFO of ISS. ISS agrees to pay me a monthly retainer of $4,500, beginning March 1, 1998, continuing through August 1, 1998.

If the assigned responsibilities change due to changes in the corporate structure of ISS or you desire my services over and above the activities listed above, ISS agrees to negotiate terms of such additional services separate from this agreement.

If you agree with the terms of my proposal, please indicate your acceptance below.


Sincerely yours,

/s/ Arthur J. Bourgeois
-----------------------
Arthur J. Bourgeois

                               Accepted on behalf of Image Sensing Systems, Inc.



                               /s/ Spiro G. Voglis
                               --------------------------------------
                               Dr. Spiro G. Voglis, President and CEO


                               2/10/98
                               --------------------------------------
                                 Date